CODE OF ETHICS


                         AETNA INVESTMENT SERVICES, LLC

                                MARCH 28, 2001

INTRODUCTION
------------

This Code of Ethics (the "Code") is adopted on behalf of Aetna Investment Services, LLC ("AIS"), in its capacity as principal underwriter to registered investment companies ("Funds"), in accordance with the requirements of Section 17(j) of the Investment Company Act of 1940 ("1940 Act") and Rule 17j-1 thereunder.

Rule 17j-1(a) makes it unlawful for any "Access Person" of AIS or a Fund (defined below), in connection with the purchase or sale by such person of a security "held or to be acquired" by any Fund:

        1. To employ any device, scheme or artifice to defraud the Fund;

        2. To make to the Fund any untrue statement of a material fact or to omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

        3. To engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Fund; or

        4. To engage in any manipulative practice with respect to the Fund.

A security is "held or to be acquired" if within the most recent 15 days it (i) is or has been held by a Fund, or (ii) is being or has been considered by a Fund or the Fund's respective investment adviser or subadviser for purchase by the Fund.

The Securities Exchange Act of 1934 prohibits Access Persons from using for their personal benefit material non-public information obtained in the course of their duties with respect to a Fund. Knowledge about a Fund's impending securities transactions constitutes material non-public information for these purposes.

There are numerous ways that an Access Person could misuse material non-public information about securities held or to be acquired by a Fund. The most common example of this is "front running," which is generally defined as trading a security ahead of a Fund in an attempt to take advantage of a move in the market price of the security caused by the Fund's transaction. Access Persons are also prohibited from using their relationship with a Fund to obtain personal investment opportunities or other advantages that would otherwise be unavailable. This Code is designed to prevent and to detect the misuse of material non-public information about Fund portfolio transactions.


ADMINISTRATION AND ENFORCEMENT
-------------------------------------------------------------------------------

Administration of the Code is the responsibility of AIS' Chief Compliance Officer (or an individual designated by AIS' Chief Compliance Officer). Questions concerning the Code or any transactions that may be subject to provisions of the Code may be directed to AIS' Chief Compliance Officer.

Enforcement of the Code is the responsibility of each Fund's Code of Ethics Review Committee ("Committee"), which is comprised of AIS' Chief Compliance Officer (or an individual designated by AIS' Chief Compliance Officer), the President of the Fund, and legal counsel to the Fund. The Committee is responsible for investigating any reported or suspected violations of the Code. If the investigation discloses that a violation has occurred, the Committee has been given the authority by the Board of Directors of AIS, and the Board of Directors or Board of Trustees of each Fund, as appropriate, to determine the appropriate sanction and to direct AIS' Chief Compliance Officer (or an individual designated by AIS' Chief Compliance Officer) to administer the sanction. The President of a Fund will report to the Board any material violations of this Code affecting that Fund, the investigations conducted and any resulting sanctions.


DEFINITIONS
-------------------------------------------------------------------------------

      Whenever used in the Code, the following terms have the following meanings:

      1. "Access Person" includes (i) any director or officer of AIS who, in connection with his regular duties, makes, participates in or obtains information about the purchase or sale of a Security on behalf of a Fund or whose functions relate to the making of any recommendations with respect to such purchases or sales.

      2. "Beneficial Ownership" of a security is determined in the same manner as it would be for the purposes of Section 16 of the Securities Exchange Act of 1934, except that such determination should apply to all securities that an Access Person owns or acquires. Generally, a person should consider himself the beneficial owner of securities held by his spouse, his minor children, a relative who shares his home, or other persons if by reason of any contract, understanding, relationship, agreement or other arrangement, he obtains from such securities benefits substantially equivalent to those of ownership. He should also consider himself the beneficial owner of securities if he can vest or revest title in himself, now or in the future.

      3.  "Security" means ALL securities EXCEPT:

      o   shares of registered open-end investment companies (mutual funds);
      o   securities   issued  by  the  U.S.   government,   its   agencies  or
          instrumentalities (e.g., Treasury Bills, FNMA or GNMA, etc.);
      o   bankers' acceptances;
      o   bank certificates of deposit;
      o   commercial paper.

          "Security" includes options to purchase or sell such security.

      4. "Fund" means any registered open-end investment company or investment portfolio thereof for which AIS serves as principal underwriter.

POLICY
-------------------------------------------------------------------------------

      Priority of Client Interests.
      ----------------------------

      Each Access Person is required to give priority to the interests of the Funds over his/her own interest in making or maintaining a personal investment.

      No Access Person shall purchase or sell a security for his/her own account when the person knows, or has reason to know, that during the 15-day period immediately preceding or after the date of his/her personal transaction such security was purchased or sold by a Fund or was considered for purchase or sale on behalf of a Fund.

      Access Persons also are prohibited from engaging in any personal securities transaction on the basis of knowledge of a change, or possible change, in a Fund's investment strategy.

      Initial Public Offerings/Limited Offerings.
      ------------------------------------------

      Access Persons are prohibited from purchasing any security in an initial public offering or a limited offering without the prior approval from AIS' Chief Compliance Officer (or an individual designated by AIS' Chief Compliance Officer).

      Receipt of Gifts.
      ----------------

      No Access Person may receive any gift or other thing of more than de minimus value from any person or entity that does business with a Fund, AIS, or a subadviser for any Fund. An Access Person who receives a gift or other thing of more than de minimus value from any such person or entity should immediately contact AIS' Chief Compliance Officer (or an individual designated by AIS' Chief Compliance Officer) to determine the proper disposition of such gift.

      Service as a Director or Officer.
      --------------------------------

      Absent prior approval of AIS' Chief Compliance Officer (or an individual designated by AIS' Chief Compliance Officer), an Access Person may not serve as a director or officer of a public or private company.

      ING Code of Conduct.
      -------------------

      All Access Persons are subject to the ING Code of Conduct and must abide by all its requirements.

PROCEDURES
-------------------------------------------------------------------------------

      Post-Execution Reporting.
      ------------------------

      At the close of each calendar quarter, AIS' Chief Compliance Officer (or an individual designated by AIS' Chief Compliance Officer) will forward a copy of the Securities Transactions Report (see Exhibit A) to every Access Person. Within ten calendar days of the end of each calendar quarter, every Access Person must complete and return to the Compliance Department this quarterly report, which describes all personal securities transactions executed and securities accounts opened during the preceding three months.

      Full Disclosure of Personal Securities Investments.
      --------------------------------------------------

      1. Every Access Person no later than 10 days after the person becomes an Access Person, must provide to AIS' Chief Compliance Officer (or an individual designated by AIS' Chief Compliance Officer) an Initial Holdings Report (See Exhibit B) containing the following information:

            (i) The  title,  number  of  shares  and  principal  amount of each
                Security in which the Access Person had any direct or indirect Beneficial Ownership when the person became an Access Person;

           (ii) The name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

          (iii) The date the report is submitted by the Access Person.

      2. On an annual basis, every Access Person must provide to AIS' Chief Compliance Officer (or an individual designated by AIS' Chief
          Compliance Officer) an Annual Holdings Report (See Exhibit C) containing the following information:

            (i) The  title,  number  of  shares  and  principal  amount of each
                Security in which the Access Person had any direct or indirect Beneficial Ownership;

           (ii) The name of any broker, dealer or bank with whom the Access Person maintained an account in which any Securities are held for the direct or indirect benefit of the Access Person; and

          (iii) The date the report is submitted by the Access Person.

      The information contained in the Annual Holdings Report must be current as of a date no more than 30 days before the report is submitted.

      3. On an annual basis, every Access Person shall certify that he/she has read and is in compliance with this Code of Ethics (See Exhibit D).

      4. Every Access Person, when requested by AIS' Chief Compliance Officer (or an individual designated by AIS' Chief Compliance Officer), will disclose all information about his/her personal securities investments.

      Confidentiality.
      ---------------

      All information submitted to AIS' Chief Compliance Officer (or an individual designated by AIS' Chief Compliance Officer) pursuant to these procedures will be treated as confidential information. It may, however, be made available to governmental and securities industry self regulatory agencies with regulatory authority over AIS or the Funds, as well as, to AIS' or the Funds' auditors and legal advisors, if appropriate.

      Exceptions to Policies and Procedures.
      -------------------------------------

      Because all fact situations cannot be contemplated, AIS' Chief Compliance Officer (or an individual designated by AIS' Chief Compliance Officer) retains the authority to permit an exception to the above policies and procedures requested by persons subject to this Code when to do so is consistent with the interests of the Funds. Any exceptions and the reasons therefore will be documented in writing. These written records will be maintained in accordance with the recordkeeping requirements of the 1940 Act.

      Distribution.
      ------------

      This Code will be distributed to all Access Persons.

SANCTIONS
-------------------------------------------------------------------------------

      An Access Person who breaches the above policies may be subject to certain sanctions including, but not limited to, reprimand, disgorgement of profits, suspension and termination.




Adopted:  March 28, 2001

                                         Aetna Investment Services, LLC

                                   EXHIBIT A
                         SECURITIES TRANSACTION REPORT

Name of Reporting Person:
                          -----------------------------------------------------
Date Became Subject to the                    For The Calendar
Code's Reporting Requirements:                Quarter Ended:
                               -------                                ---------
Date Report Due:                              Date Report Submitted:
                               -------                                ---------

SECURITIES TRANSACTIONS DURING THE QUARTER
        No Transactions to Report (check if applicable) [  ]
-------------------------------------------------------------------------------
                                                                   Executing
                                                                 Broker, Dealer
                                                Principal Amount,   or Other
                                                 Price, Maturity  Party Through
                         Nature of      No. of  Date and Interest     Whom
Name of    Date of    Transaction 1)   Shares/    Rate (as         Transaction
Security Transaction (Purchase/Sale) Securities  applicable)        Was Made
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

SECURITIES ACCOUNTS OPENED DURING THE QUARTER
      If you have no new securities accounts to report, please check here. [  ]
-------------------------------------------------------------------------------
Name of Broker, Dealer or Bank          Name(s) on and Type of Account
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

I represent that I am not in possession of material non-public information concerning the securities listed above or their issues. If I am an Access Person charged with making recommendations on behalf of any Fund with respect to any of the securities listed above, I represent that I have not determined or been requested to make a recommendation on that security except as permitted by the Fund's Code of Ethics.

----------------------------------- -------------------------------------------
(Signature)                         (Date)


---------------------
1) If the transaction is other than a straightforward sale or purchase of securities, mark it with an asterisk and explain the nature of the transaction on the reverse side. Describe the nature of each account in which the transaction is to take place, i.e., personal, spouse, children, charitable trust, etc. If you wish, you may attach a copy of your account statements as provided to you by your Broker, Bank or Custodian.

                                   EXHIBIT B

                            INITIAL HOLDINGS REPORT

Name of Reporting Person:
                          -----------------------------------------------------

Date Became Subject to the                  Information in Report
Code's Reporting Requirements:              Dated As Of:
                                ----------                        -------------
Date Report Due:                            Date Report Submitted:
                                ----------                        -------------

SECURITIES HOLDINGS
-------------------------------------------------------------------------------
Name of Issuer and       No. of Shares   Principal Amount, Price, Maturity Date
Title of Security       (if applicable)  and Interest Rate (as applicable)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
If you have no securities holdings to report, please check here.  [   ]

If you do not want this report to be construed as an admission that you have Beneficial Ownership of one or more securities reported above, please describe below and indicate which securities are at issue.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

SECURITIES ACCOUNTS
-------------------------------------------------------------------------------
Name of Broker, Dealer or Bank          Name(s) on and Type of Account
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

If you have no securities accounts to report, please check here.  [   ]

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES HOLDINGS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

------------------------------------ ------------------------------------------
(Signature)                          (Date)

                                   EXHIBIT C

                             ANNUAL HOLDINGS REPORT

Name of Reporting Person:
                          -----------------------------------------------------


Date Became Subject to the                  Information in Report
Code's Reporting Requirements:              Dated As Of:
                                ----------                        -------------
Date Report Due:                            Date Report Submitted:
                                ----------                        -------------
Year Ended:
                                ----------

SECURITIES HOLDINGS
-------------------------------------------------------------------------------
Name of Issuer and       No. of Shares   Principal Amount, Price, Maturity Date
Title of Security       (if applicable)  and Interest Rate (as applicable)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
If you have no securities holdings to report, please check here.  [   ]

If you do not want this report to be construed as an admission that you have Beneficial Ownership of one or more securities reported above, please describe below and indicate which securities are at issue.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

SECURITIES ACCOUNTS
-------------------------------------------------------------------------------
Name of Broker, Dealer or       Date Account Was        Name(s) on and Type of
Bank                            Established             Account
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

If you have no securities accounts to report for the year, please check here.
[ ]

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES HOLDINGS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

------------------------------------  -----------------------------------------
(Signature)                           (Date)

                                   EXHIBIT D

                       ANNUAL CERTIFICATION OF COMPLIANCE


Name of Person Certifying:
                           ----------------------------------------------------



I have read the Code of Ethics of Aetna Investment Services, LLC and certify that I am in compliance with this Code.




------------------------------------  -----------------------------------------
(Signature)                           (Date)

                                CODE OF ETHICS


                   AETNA LIFE INSURANCE AND ANNUITY COMPANY

                                 MARCH 30, 2001

INTRODUCTION
-------------------------------------------------------------------------------

This Code of Ethics (the "Code") is adopted on behalf of Aetna Life Insurance and Annuity Company ("ALIAC"), in its capacity as investment adviser to registered investment companies ("Funds"), in accordance with the requirements of Section 17(j) of the Investment Company Act of 1940 ("1940 Act") and Rule 17j-1 thereunder, and the requirements of Section 204A of the Investment Advisers Act of 1940 (the "Advisers Act").

Rule 17j-1(a) makes it unlawful for any "Access Person" of ALIAC or a Fund (defined below), in connection with the purchase or sale by such person of a security "held or to be acquired" by any Fund:

        1. To employ any device, scheme or artifice to defraud the Fund;

        2. To make to the Fund any untrue statement of a material fact or to omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

        3. To engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Fund; or

        4. To engage in any manipulative practice with respect to the Fund.

A security is "held or to be acquired" if within the most recent 15 days it (i) is or has been held by a Fund, or (ii) is being or has been considered by a Fund or the Fund's respective investment adviser or subadviser for purchase by the Fund.

Both the Advisers Act and the Securities Exchange Act of 1934 prohibit Access Persons from using for their personal benefit material non-public information obtained in the course of their duties with respect to a Fund. Knowledge about a Fund's impending securities transactions constitutes material non-public information for these purposes. Further, Section 206 of the Advisers Act imposes on ALIAC a fiduciary duty with respect to its relationship with its advisory clients that prohibits ALIAC and its officers, directors and employees from engaging in any business activity that would operate as a fraud or deceit upon a client.

There are numerous ways that an Access Person could misuse material non-public information about securities held or to be acquired by a Fund. The most common example of this is "front running," which is generally defined as trading a security ahead of a Fund in an attempt to take advantage of a move in the market price of the security caused by the Fund's transaction. Access Persons are also prohibited from using their relationship with a Fund to obtain personal investment opportunities or other advantages that would otherwise be unavailable. This Code is designed to prevent and to detect the misuse of material non-public information about Fund portfolio transactions and to prevent certain conflicts of interest between a Fund and ALIAC Access Persons that could give rise to a breach of fiduciary duty.

ADMINISTRATION AND ENFORCEMENT
-------------------------------------------------------------------------------

Administration of the Code is the responsibility of ALIAC's Chief Compliance Officer (or an individual designated by ALIAC's Chief Compliance Officer). Questions concerning the Code or any transactions that may be subject to provisions of the Code may be directed to ALIAC's Chief Compliance Officer.

Enforcement of the Code is the responsibility of each Fund's Code of Ethics Review Committee ("Committee"), which is comprised of ALIAC's Chief Compliance Officer (or an individual designated by ALIAC's Chief Compliance Officer), the President of the Fund, and legal counsel to the Fund. The Committee is responsible for investigating any reported or suspected violations of the Code. If the investigation discloses that a violation has occurred, the Committee has been given the authority by the Board of Directors of ALIAC, and the Board of Directors or Board of Trustees of each Fund, as appropriate, to determine the appropriate sanction and to direct ALIAC's Chief Compliance Officer (or an individual designated by ALIAC's Chief Compliance Officer) to administer the sanction. The President of a Fund will report to the Board any material violations of this Code affecting that Fund, the investigations conducted and any resulting sanctions.


DEFINITIONS
-------------------------------------------------------------------------------

      Whenever used in the Code, the following terms have the following meanings:

      1. "Access Person" includes (i) each director, trustee or officer of a Fund, and (ii) each director, officer or employee of ALIAC, who, in connection with his regular duties, makes, participates in, or obtains information about the purchase or sale of a security on behalf of a Fund or whose functions relate to the making of any recommendations with respect to such purchases or sales, and any person in a control relationship to a Fund.

      2. "Beneficial Ownership" of a security is determined in the same manner as it would be for the purposes of Section 16 of the Securities Exchange Act of 1934, except that such determination should apply to all securities that an Access Person owns or acquires. Generally, a person should consider himself the beneficial owner of securities held by his spouse, his minor children, a relative who shares his home, or other persons if by reason of any contract, understanding, relationship, agreement or other arrangement, he obtains from such securities benefits substantially equivalent to those of ownership. He should also consider himself the beneficial owner of securities if he can vest or revest title in himself, now or in the future.

      3.  "Security" means ALL securities EXCEPT:

       o  shares of registered  open-end  investment  companies (mutual funds);
          securities   issued  by  the  U.S.   government,   its   agencies  or
          instrumentalities (e.g., Treasury Bills, FNMA or GNMA, etc.);
       o  bankers' acceptances;
       o  bank certificates of deposit;

      o  commercial paper.

         "Security" includes options to purchase or sell such security.

      4.  "Fund"  means  any  registered   investment   company  or  investment
          portfolio thereof for which ALIAC serves as investment adviser and/or principal underwriter.


POLICY
-------------------------------------------------------------------------------

      Priority of Client Interests.
      ----------------------------

      Each Access Person is required to give priority to the interests of the Funds over his/her own interest in making or maintaining a personal investment.

      No Access Person shall purchase or sell a security for his/her own account when the person knows, or has reason to know, that during the 15-day period immediately preceding or after the date of his/her personal transaction such security was purchased or sold by a Fund or was considered for purchase or sale on behalf of a Fund.

      Access Persons also are prohibited from engaging in any personal securities transaction on the basis of knowledge of a change, or possible change, in a Fund's investment strategy.

      Initial Public Offerings/Limited Offerings.
      ------------------------------------------

      Access Persons are prohibited from purchasing any security in an initial public offering or a limited offering without the prior approval from ALIAC's Chief Compliance Officer (or an individual designated by ALIAC's Chief Compliance Officer).

      Receipt of Gifts.
      ----------------

      No Access Person may receive any gift or other thing of more than de minimus value from any person or entity that does business with a Fund, ALIAC, or a subadviser for any Fund. An Access Person who receives a gift or other thing of more than de minimus value from any such person or entity should immediately contact ALIAC's Chief Compliance Officer (or an individual designated by ALIAC's Chief Compliance Officer) to determine the proper disposition of such gift.

      Service as a Director or Officer.
      --------------------------------

      Absent prior approval of ALIAC's Chief Compliance Officer (or an individual designated by ALIAC's Chief Compliance Officer), an Access Person may not serve as a director or officer of a public or private company.

      ING Code of Conduct.
      -------------------

      All Access Persons are subject to the ING Code of Conduct and must abide by all its requirements.

PROCEDURES
-------------------------------------------------------------------------------

      Post-Execution Reporting.
      ------------------------

      At the close of each calendar quarter, ALIAC's Chief Compliance Officer (or an individual designated by ALIAC's Chief Compliance Officer) will forward a copy of the Securities Transactions Report (see Exhibit A) to every Access Person. Within ten calendar days of the end of each calendar quarter, every Access Person must complete and return to the Compliance Department this quarterly report, which describes all personal securities transactions executed and securities accounts opened during the preceding three months.

      Full Disclosure of Personal Securities Investments.
      --------------------------------------------------

      1. Every Access Person no later than 10 days after the person becomes an Access Person, must provide to ALIAC's Chief Compliance Officer (or an individual designated by ALIAC's Chief Compliance Officer) an Initial Holdings Report (See Exhibit B) containing the following information:

           (iv) The title, number of shares and principal amount of each Security in which the Access Person had any direct or indirect Beneficial Ownership when the person became an Access Person;

            (v) The name of any  broker,  dealer or bank  with whom the  Access
                Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

           (vi) The date the report is submitted by the Access Person.

      2. On an annual basis, every Access Person must provide to ALIAC's Chief Compliance Officer (or an individual designated by ALIAC's Chief
          Compliance Officer) an Annual Holdings Report (See Exhibit C) containing the following information:

           (iv) The title, number of shares and principal amount of each Security in which the Access Person had any direct or indirect Beneficial Ownership;

            (v) The name of any  broker,  dealer or bank  with whom the  Access
                Person maintained an account in which any Securities are held for the direct or indirect benefit of the Access Person; and

           (vi) The date the report is submitted by the Access Person.

      The information contained in the Annual Holdings Report must be current as of a date no more than 30 days before the report is submitted.

      3. On an annual basis, every Access Person shall certify that he/she has read and is in compliance with this Code of Ethics (See Exhibit D).

      4.  Every  Access  Person,  when  requested by ALIAC's  Chief  Compliance
          Officer (or an individual designated by ALIAC's Chief Compliance Officer), will disclose all information about his/her personal securities investments.

      Confidentiality.
      ---------------

      All information submitted to ALIAC's Chief Compliance Officer (or an individual designated by ALIAC's Chief Compliance Officer) pursuant to these procedures will be treated as confidential information. It may, however, be made available to governmental and securities industry self regulatory agencies with regulatory authority over ALIAC or the Funds, as well as, to ALIAC's or the Funds' auditors and legal advisors, if appropriate.

      Exceptions to Policies and Procedures.
      -------------------------------------

      Because  all  fact  situations  cannot  be  contemplated,  ALIAC's  Chief
      Compliance Officer (or an individual designated by ALIAC's Chief Compliance Officer) retains the authority to permit an exception to the above policies and procedures requested by persons subject to this Code when to do so is consistent with the interests of the Funds. Any exceptions and the reasons therefore will be documented in writing. These written records will be maintained in accordance with the recordkeeping requirements of the 1940 Act.

      Distribution.
      ------------

      This Code will be distributed to all Access Persons.


SANCTIONS
-------------------------------------------------------------------------------

      An Access Person who breaches the above policies may be subject to certain sanctions including, but not limited to, reprimand, disgorgement of profits, suspension and termination.


Adopted: March 30, 2001

                                      Aetna Life Insurance and Annuity Company

                                   EXHIBIT A
                         SECURITIES TRANSACTION REPORT

Name of Reporting Person:
                          -----------------------------------------------------
Date Became Subject to the                    For The Calendar
Code's Reporting Requirements:                Quarter Ended:
                               -------                                ---------
Date Report Due:                              Date Report Submitted:
                               -------                                ---------

SECURITIES TRANSACTIONS DURING THE QUARTER
        No Transactions to Report (check if applicable) [  ]
-------------------------------------------------------------------------------
                                                                   Executing
                                                                 Broker, Dealer
                                                Principal Amount,   or Other
                                                 Price, Maturity  Party Through
                         Nature of      No. of  Date and Interest     Whom
Name of    Date of    Transaction 1)   Shares/    Rate (as         Transaction
Security Transaction (Purchase/Sale) Securities  applicable)        Was Made
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

SECURITIES ACCOUNTS OPENED DURING THE QUARTER
      If you have no new securities accounts to report, please check here. [  ]
-------------------------------------------------------------------------------
Name of Broker, Dealer or Bank          Name(s) on and Type of Account
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

I represent that I am not in possession of material non-public information concerning the securities listed above or their issues. If I am an Access Person charged with making recommendations on behalf of any Fund with respect to any of the securities listed above, I represent that I have not determined or been requested to make a recommendation on that security except as permitted by the Fund's Code of Ethics.


---------------------
1) If the transaction is other than a straightforward sale or purchase of securities, mark it with an asterisk and explain the nature of the transaction on the reverse side. Describe the nature of each account in which the transaction is to take place, i.e., personal, spouse, children, charitable trust, etc. If you wish, you may attach a copy of your account statements as provided to you by your Broker, Bank or Custodian.

----------------------------------- -------------------------------------------
(Signature)                         (Date)

                                   EXHIBIT B

                            INITIAL HOLDINGS REPORT

Name of Reporting Person:
                          -----------------------------------------------------

Date Became Subject to the                  Information in Report
Code's Reporting Requirements:              Dated As Of:
                                ----------                        -------------
Date Report Due:                            Date Report Submitted:
                                ----------                        -------------

SECURITIES HOLDINGS
-------------------------------------------------------------------------------
Name of Issuer and       No. of Shares   Principal Amount, Price, Maturity Date
Title of Security       (if applicable)  and Interest Rate (as applicable)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
If you have no securities holdings to report, please check here.  [   ]

If you do not want this report to be construed as an admission that you have Beneficial Ownership of one or more securities reported above, please describe below and indicate which securities are at issue.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

SECURITIES ACCOUNTS
-------------------------------------------------------------------------------
Name of Broker, Dealer or Bank          Name(s) on and Type of Account
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

If you have no securities accounts to report, please check here.  [   ]

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES HOLDINGS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

------------------------------------ ------------------------------------------
(Signature)                          (Date)

                                   EXHIBIT C

                             ANNUAL HOLDINGS REPORT

Name of Reporting Person:
                          -----------------------------------------------------


Date Became Subject to the                  Information in Report
Code's Reporting Requirements:              Dated As Of:
                                ----------                        -------------
Date Report Due:                            Date Report Submitted:
                                ----------                        -------------
Year Ended:
                                ----------

SECURITIES HOLDINGS
-------------------------------------------------------------------------------
Name of Issuer and       No. of Shares   Principal Amount, Price, Maturity Date
Title of Security       (if applicable)  and Interest Rate (as applicable)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
If you have no securities holdings to report, please check here.  [   ]

If you do not want this report to be construed as an admission that you have Beneficial Ownership of one or more securities reported above, please describe below and indicate which securities are at issue.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

SECURITIES ACCOUNTS
-------------------------------------------------------------------------------
Name of Broker, Dealer or       Date Account Was        Name(s) on and Type of
Bank                            Established             Account
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

If you have no securities accounts to report for the year, please check here.
[ ]

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES HOLDINGS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

------------------------------------  -----------------------------------------
(Signature)                           (Date)

                                   EXHIBIT D

                       ANNUAL CERTIFICATION OF COMPLIANCE


Name of Person Certifying:
                           ----------------------------------------------------



I have read the Code of Ethics of Aetna Investment Services, LLC and certify that I am in compliance with this Code.




------------------------------------  -----------------------------------------
(Signature)                           (Date)